[LOGO]

The Brazil Fund, Inc.

Annual Report
June 30, 2000





A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

[LOGO] The Brazil Fund, Inc.
--------------------------------------------------------------------------------

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries

o a vehicle for international diversification through participation in the Brazilian economy

[LOGO] General Information
--------------------------------------------------------------------------------

Executive Offices

     The Brazil Fund, Inc.
     345 Park Avenue
     New York, NY 10154

     For Fund information:    1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

     For account information: 1-800-426-5523

     EquiServe
     Attn. Investor Relations Department
     P.O. Box 8209
     Boston, MA 02266-8209

Custodian

     Brown Brothers Harriman & Co.

Legal Counsel

     Debevoise & Plimpton

Independent Accountants

     PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- BZF

[LOGO] Contents
--------------------------------------------------------------------------------

Letter to Stockholders ...............................     3

Investment Summary ...................................     5

Portfolio Summary ....................................     6

Investment Portfolio .................................     7

Financial Statements .................................    10

Financial Highlights .................................    13

Notes to Financial Statements ........................    14

Report of Independent Accountants ....................    17

Tax Information ......................................    18

Dividend Reinvestment
   and Cash Purchase Plan ............................    19

Stockholder Meeting Results ..........................    22

Investment Manager and Administrator .................    23

Directors and Officers ...............................    23









--------------------------------------------------------------------------------
This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.

Letter to Stockholders
--------------------------------------------------------------------------------

Dear Stockholders:

   Despite the volatility that rocked the global equity markets during the second quarter of this year, stocks in Brazil produced impressive returns during the twelve-month period ended June 30, 2000. On a broad, macroeconomic level, the country's market benefited from stronger global growth and the euphoria that gripped stock markets worldwide during the fourth quarter of 1999 and the first quarter of 2000. And on the country-specific level, stocks were boosted by Brazil's improved growth prospects, falling interest rates, and the successful implementation of reforms by the country's government. In this environment, the net asset value of the Brazil Fund rose 43.28% to $24.01, versus a return of 39.61% for its unmanaged benchmark, the IFC Brazil Index. The fund's shares traded on the NYSE posted a one-year total return of 17.99% and closed at $17.13, a discount of 28.65% to NAV.

Investment Backdrop

   Brazil has not yet fully overcome many of the problems that have worried investors over the past several years, but it appears to have come through the 1999 currency devaluation more strongly than was expected. While ordinarily sharp declines in a country's exchange rate will result in runaway inflation, the fact that the devaluation occurred following a period of deep recession -- meaning that there was enough production capacity and available labor to absorb stronger growth -- has allowed prices to remain relatively stable. We believe that price levels will remain steady due to the combination of stabilized oil import prices, market deregulation and competition, and the still-sizable economic output gap. The favorable inflation outlook has been positive for interest rates, as it has allowed the central bank to cut the Selic (Brazil's overnight rate) to 17% from 21% a year ago.

   We are also encouraged by the strength of the economy, which is expected to grow at 4.0% in 2000 and 3.9% in 2001. This development has translated into lower unemployment and higher real wages, which in turn has led to stronger sales for autos and other consumer durable goods. Meanwhile, the current account deficit has been expanding at a slower rate, and is fully covered by foreign direct investment and privatization inflows. If oil prices remain stable and soft commodity prices (e.g., soy and coffee) rebound from their historic lows, the trade account should improve as well. We believe that these developments, taken together, show that a virtuous cycle has emerged which should help alleviate the potential difficulties associated with the country's high level of public and private sector debt.

   While all of these factors are positive, we believe that the most important event of the past year has been the government's effectiveness in enacting reforms. The improved economic environment has boosted confidence, which in turn has helped improve the popularity of President Cardoso's programs within Congress. The President's lobbying aided the passage of minimum wage legislation and the Fiscal Responsibility Law, which in our view demonstrates that he is growing stronger politically, although his personal popularity remains low among the public. A more recent proposal offers better treatment for minority shareholders as well as a strengthening of the Comissao de Valores Mobilario, Brazil's version of the SEC. Tax reform is also on the agenda, although we do not expect any significant changes to be implemented until 2002. While there will be no quick fixes to Brazil's remaining difficulties, particularly in the area of social security reform, we are encouraged by the steady progress that is being made by the Brazilian government. Additionally, as the economic situation improves so should Cardoso's popularity, which should lead to further progress in reforms.

[LOGO] The Brazil Fund, Inc.

Letter to Stockholders
--------------------------------------------------------------------------------

Fund Strategy

   The portfolio remains concentrated in well-managed, reasonably valued companies with strong cash flows and sound balance sheets. As a result, the fund tends to have a relatively conservative positioning in relation to its benchmark. While this approach is often helpful to performance when Brazil's market is falling, it can also hurt at the times when market participants are optimistic and less risk-averse. This divergence is evident in the fund's performance during the past year. When stocks in the TMT -- technology, media, and telecommunications -- sectors were rallying, the fund generally underperformed because of its underweighting in this area. Most notably, we were hurt by our relatively small position in cellular companies -- many of which do not possess the strong cash flow characteristics we require in order to build a position -- during the early part of the year. As the TMT bubble burst, however, our defensive approach helped relative performance, as we were able to avoid the worst of the market's volatility. These events reinforce our view that even at the times when the global markets are being carried away by the latest investment mania, it pays to maintain a steady, long-term approach.

   In recent months, we have elected to invest money in stocks that stand to benefit from a continued upturn in Brazil's economy. For example, we have added to our holdings in Gerdau, the steel company, and increased our weighting in the pulp and paper company Votorantim Celulose e Papel. The cyclical industries are interesting because a pickup in the local economy means that a higher proportion of these companies' total sales go to customers within Brazil. Since it costs less to ship product within the country -- rather than export it -- cyclical companies can earn higher overall margins when local sales increase, a shift that has a direct impact on their bottom lines.

   With the delisting of Telesp Participacoes de Sao Paulo following the tender offer from Telefonica de Espana, we sold our stake in that company and redeployed some of the proceeds into telephone stocks including Embratel and others within the fixed and wireless sectors. In wireless, we have focused on the companies whose survival in this highly competitive area is assured, such as Telesp Celular.

Outlook

   We remain positive on the outlook for Brazil's economy, but it is likely that we will need to see an improvement in corporate earnings before the market can move substantially higher. While we feel that a continuation of the trends we have witnessed in the first six months of 2000 -- lower interest rates, improvements in the economic backdrop, and continued efforts at reform by the government -- will provide a strong underpinning for stock prices, valuations have risen to levels that, in our view, will be difficult to sustain without continued strength in earnings growth. While it is likely that earnings will in fact surprise to the upside through the second half of the year, the market's valuation levels make it vulnerable to disappointment.

   We continue to encourage investors to stay focused on the long-term trends that are developing in Brazil even during times of market volatility. Although the problems of the late 1990s have not been completely solved, we believe that Brazil is finally moving in the right direction.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs

Nicholas Bratt                Juris Padegs
President                     Chairman of the Board
                              and Director

[LOGO] The Brazil Fund, Inc.

Investment Summary as of June 30, 2000
--------------------------------------------------------------------------------

                                                Total Return (%)
Historical              ----------------------------------------------------------------------
Infromation                  Market Value         Net Asset Value (a)           Index (b)
                        -------------------   ------------------------    --------------------
                                   Average                    Average                  Average
                        Cumulative  Annual    Cumulative      Annual       Cumulative  Annual
                        -------------------   ------------------------    --------------------

     Current Quarter       -1.08       --         -.41           --          -9.77        --

     One Year              17.99    17.99        43.28        43.28          39.61     39.61

     Three Year           -13.48    -4.71         4.46         1.46         -20.65     -7.42

     Five Year             27.63     5.00        83.73        12.94         136.74     18.81

     Ten Year             270.80    14.00       438.25        18.33       1,069.50     27.88


--------------------------------------------------------------------------------
Per Share Information and Returns (a)

     Yearly periods ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE TOTAL RETURN (%)

CHART DATA:

                        1991    1992    1993    1994    1995      1996      1997     1998    1999    2000
-----------------------------------------------------------------------------------------------------------
Net Asset Value......  $14.03  $14.27  $18.44  $22.38  $24.47    $26.27    $35.71    $23.67  $17.03  $24.01

Income Dividends.....  $   --  $   --  $   --  $  .08  $   --    $  .30    $  .61    $  .56  $  .79  $ 0.30

Capital Gains and
Other Distributions..  $   --  $  .28  $  .53  $  .93  $ 2.36    $  .81    $  .75    $ 2.32  $ 2.27  $   --

Total Return (%).....   41.72    3.01   33.96   26.58   18.36(c)  22.24(c)  43.88(c)  23.82   -4.31   43.28

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  Bovespa Stock Index ($)

(c)  Total returns would have been lower had certain expenses not been reduced.

     Past results are not necessarily indicative of future performance of the Fund.

[LOGO] The Brazil Fund, Inc.

Portfolio Summary as of June 30, 2000
--------------------------------------------------------------------------------

Diversification

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Equity Securities           95%
    Cash Equivalents             5%
                              -----
                               100%
                              =====

--------------------------------------------------------------------------------
Sectors

Sector breakdown of the Fund's equity securities

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Telecommunications          21%
    Banking                     19%
    Petroleum                   16%
    Food and Beverage           10%
    Utilities                    9%
    Mining                       7%
    Forest Products              4%
    Tobacco                      3%
    Electrical Equipment         2%
    Other                        9%
                              -----
                               100%
                              =====

--------------------------------------------------------------------------------
Ten Largest Equity Holdings (71% of Portfolio)

   1. Petroleo Brasileiro S.A.
   2. Banco Itau S.A.
   3. Companhia Cervejaria Brahma
   4. Companhia Vale do Rio Doce
   5. Tele Centro Sul Participacoes S.A.
   6. Banco Bradesco S.A.
   7. Tele Norte Leste Participacoes S.A.
   8. Companhia Paranaense de Energia-Copel
   9. Embratel Participacoes S.A.
  10. Aracruz Celulose S.A.

[LOGO] The Brazil Fund, Inc.

Investment Portfolio as of June 30, 2000
--------------------------------------------------------------------------------

                                               Principal
                                              Amount ($)        Value ($)
--------------------------------------------------------------------------------
Short-Term Notes 2.0%

Federal Home Loan Discount Note, 6.57%,
  7/3/2000** (Cost $7,761,166) .........       7,764,000       7,761,166
                                                           -------------
--------------------------------------------------------------------------------
                                              Shares
--------------------------------------------------------------------------------

Equity Securities 98.0%

Banking 18.8%
Banco Bradesco S.A. (pfd.) .............   2,378,692,307      20,724,456
Banco Itau S.A. (pfd.) .................     576,779,480      50,732,268
                                                           -------------
                                                              71,456,724
                                                           -------------

Construction 0.2%
Odebrecht S.A. (voting) (b) ............     259,830,000         695,716
                                                           -------------
Containers 0.4%
Dixie Toga S.A. (pfd.)* ................       4,349,000       1,327,386
                                                           -------------
Electrical Equipment 2.3%
Weg S.A. (pfd.) ........................      16,226,600       8,824,677
                                                           -------------
Food & Beverage 9.7%
Companhia Cervejaria Brahma (pfd.) .....      36,253,913      30,781,624
Sadia S.A. Industria e Comercio ........      10,320,045       6,185,155
                                                           -------------
                                                              36,966,779
                                                           -------------

Forest Products 4.2%
Aracruz Celulose S.A. "B" (pfd.) .......       6,101,599      11,614,031
Votorantim Celulose e Papel S.A. (pfd) .     112,600,000       4,154,078
                                                           -------------
                                                              15,768,109
                                                           -------------

Glass 0.8%
Companhia Vidraria Santa Marina (voting)       2,340,236       3,168,799
                                                           -------------
Iron & Steel 2.9%
Companhia Siderurgica Nacional (voting)       94,400,000       2,964,013
Gerdau S.A. (pfd.) .....................     663,600,000       8,101,663
                                                           -------------
                                                              11,065,676
                                                           -------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.

Investment Portfolio
------------------------------------------------------------------------------------------

                                                                 Shares          Value ($)
------------------------------------------------------------------------------------------
Mining 6.7%
Companhia Vale do Rio Doce "A" (debenture) (b) .........         922,104            --
Companhia Vale do Rio Doce (pfd)  ......................         906,104      25,594,170
                                                                              ------------
                                                                              25,594,170
                                                                              ------------
Oil/Gas Transmission 0.5%
Ultrapar Participacoes S.A. (pfd.) .....................     178,148,000       1,814,104
                                                                              ------------
Petroleum 15.6%
Petrobras Distribuidora S.A. (pfd.)* ...................     269,800,000       3,668,202
Petroleo Brasileiro S.A. (pfd.) ........................     183,739,999      55,570,644
                                                                              ------------
                                                                              59,238,846
                                                                              ------------

Real Estate 0.3%
Sao Carlos Empreendimentos (pfd.) ......................     499,904,418       1,062,505
                                                                              ------------
Retail 2.8%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar
  (voting) (pfd.)* .....................................     325,136,400      10,555,205
                                                                              ------------
Telecommunications 20.8%
Embratel Participacoes S.A.(pfd.) ......................     668,223,400      15,982,480
Tele Celular Sul Participacoes S.A. (pfd.) .............     463,000,000       2,235,350
Tele Centro Oeste Celular Participacoes S.A. (pfd.) ....     905,000,000       3,656,160
Tele Centro Sul Participacoes S.A. (pfd.) ..............   1,594,456,600      23,093,961
Tele Nordeste Celular Participacoes S.A. (pfd.) ........     860,400,000       3,199,046
Tele Norte Leste Participacoes S.A. (pfd.) .............     848,807,592      19,901,299
Tele Norte Leste Participacoes (Preference Rights)* (b)          960,644           2,772
Telecomunicacoes de Minas Gerais S.A. "C" (pfd.) .......      55,100,000       1,406,548
Telecomunicacoes do Parana S.A. (pfd.) .................      18,872,900       6,598,288
Telesp Celular Participacoes S.A. (pfd) ................     165,500,000       2,994,062
                                                                              ------------
                                                                              79,069,966
                                                                              ------------

Textiles 0.8%
Sao Paulo Alpargatas S.A. (pfd.) .......................      47,579,600       3,168,453
                                                                              ------------
Tobacco 2.7%
Souza Cruz S.A. (voting) ...............................       1,700,143      10,180,102
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.

Investment Portfolio
--------------------------------------------------------------------------------

                                                       Shares          Value ($)
--------------------------------------------------------------------------------

Utilities 8.5%
Centrais Eletricas Brasileiras S.A. "B" (pfd.) .     455,000,000      10,074,639
Companhia Energetica de Minas Gerais (pfd.) ....     363,019,229       6,345,786
Companhia Paranaense de Energia Copel "B"
   (pfd.) ......................................   1,140,700,000      10,761,321
Companhia Paranaense de Energia Copel (voting) .     841,742,700       5,320,449
                                                                      32,502,195
                                                                     -----------
Total Common Stocks (Cost $176,536,023) ........                     372,459,412
                                                                     -----------
--------------------------------------------------------------------------------

Total Investment Portfolio -- 100.0%
   (Cost $184,297,189) (a) .....................                     380,220,578
                                                                     ===========
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost of the investment portfolio for federal income tax purposes was $184,325,797. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $195,894,781. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $207,281,186 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,386,405.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $698,488 (0.18% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values as of June 30, 2000. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2000 aggregated $1,284,245. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.

Financial Statements
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000
------------------------------------------------------------------------------------------
ASSETS

Investments in securities, at value (cost $184,297,189) ...................   $380,220,578
Cash ......................................................................          4,777
Foreign currency, at value (cost $14,366,683) .............................     14,591,153
Dividends receivable ......................................................      1,961,345
Other assets ..............................................................          2,084
                                                                              ------------
Total assets ..............................................................    396,779,937
                                                                              ------------
LIABILITIES

Payable for investments purchased .........................................      1,578,412
Accrued management fee ....................................................        335,913
Other accrued expenses and payables .......................................        257,366
                                                                              ------------
Total liabilities .........................................................      2,171,691
                                                                              ------------
Net assets, at value ......................................................   $394,608,246
                                                                              ============
NET ASSETS

Net assets consist of:
Undistributed net investment income 3,286,361 Net unrealized appreciation
(depreciation) on:
   Investments ............................................................    195,923,389
   Foreign currency related transactions ..................................        226,758
Accumulated net realized gain (loss) ......................................      6,563,222
Paid-in capital ...........................................................    188,608,516
                                                                              ------------
Net assets, at value ......................................................   $394,608,246
Net asset value per share ($394,608,246 B 16,436,988 shares of common stock   ============
   outstanding, 50,000,000 shares authorized, $.01 par value)                 $      24.01
                                                                              ============

    The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.

Financial Statements
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Statement of Operations

-----------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,336,352) .............   $  11,958,312
Interest ............................................................         356,204
Insurance proceeds ..................................................         410,400
                                                                        -------------
Total Income ........................................................      12,724,916
                                                                        -------------
Expenses:
Management fee ......................................................       3,639,215
Administrator's fee .................................................          50,000
Services to shareholders ............................................          32,895
Custodian and accounting fees .......................................         775,887
Auditing ............................................................          98,337
Legal ...............................................................          21,712
Directors' fees and expenses ........................................          76,118
Reports to shareholders .............................................          89,080
Other ...............................................................          59,544
                                                                            4,842,788
                                                                        -------------
Net investment income (loss) ........................................       7,882,128
                                                                        -------------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments .........................................................      12,238,450
Foreign currency related transactions (including CPMF tax of $48,613)        (495,986)
                                                                        -------------
                                                                           11,742,464
                                                                        -------------
Net unrealized appreciation (depreciation) during the period on:
Investments .........................................................      99,445,640
Foreign currency related transactions ...............................         481,251
                                                                        -------------
                                                                           99,926,891
                                                                        -------------
Net gain (loss) on investment transactions ..........................     111,669,355
                                                                        -------------
Net increase (decrease) in net assets resulting from operations .....   $ 119,551,483
                                                                        =============



    The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.

Financial Statements
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------
                                                                              Six Months       Year Ended
                                                             Year Ended     Ended June 30,    December 31,
Increase (Decrease) in Net Assets                           June 30, 2000        1999             1998
------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................   $   7,882,128    $   4,226,542    $  13,429,010
Net realized gain (loss) on investment transactions ....      11,742,464       (4,020,618)      35,040,732
Net unrealized appreciation (depreciation) on investment
   transactions during the period ......................      99,926,891       37,683,709     (186,495,040)
                                                           -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
   operations ..........................................     119,551,483       37,889,633     (138,025,298)
                                                           -------------    -------------    -------------
Distributions to shareholders from:
Net investment income ..................................      (4,928,756)      (2,463,256)     (12,154,425)
                                                           -------------    -------------    -------------
Net realized gains on investment transactions ..........            --               --        (37,035,402)
                                                           -------------    -------------    -------------
Fund share transactions:
Reinvestment of distributions ..........................         140,973        1,075,205        1,128,338
                                                           -------------    -------------    -------------
Net increase (decrease) in net assets from Fund share
transactions ...........................................         140,973        1,075,205        1,128,338
                                                           -------------    -------------    -------------
Increase (decrease) in net assets ......................     114,763,700       36,501,582     (186,086,787)
Net assets at beginning of period ......................     279,844,546      243,342,964      429,429,751
                                                           -------------    -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $3,286,361, $828,975 and
   $1,454,663, respectively) ...........................   $ 394,608,246    $ 279,844,546    $ 243,342,964
                                                           =============    =============    =============
Other Information
Shares outstanding at beginning of period ..............      16,429,333       16,315,155       16,256,783
Shares issued to shareholders in reinvestment of
   distributions .......................................           7,655          114,178           58,372
                                                           -------------    -------------    -------------
Shares outstanding at end of period ....................      16,436,988       16,429,333       16,315,155
                                                           =============    =============    =============



    The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

------------------------------------------------------------------------------------------------------------------------
                                                    Years Ended June 30,              Years Ended December 31,
                                                  -----------------------  ---------------------------------------------
                                                      2000      1999(d)       1998       1997        1996       1995
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .........    $ 17.03     $ 14.92      $ 26.42    $ 25.75    $ 20.73     $ 31.10
                                                  -------     -------      -------    -------    -------     -------
Income (loss) from investment operations:
Net investment income (loss) (a) .............        .48         .26          .82        .60        .55         .38
Net realized and unrealized gain (loss) on ...       6.80        2.00        (9.30)      3.33       5.34      (7.63)
                                                  -------     -------      ------     -------    -------     -------
investment transactions
Total from investment operations .............       7.28        2.26        (8.48)      3.93       5.89       (7.25)
                                                  -------     -------      ------     -------    -------     -------
Less distributions from:
Net investment income ........................       (.30)       (.15)        (.75)      (.51)      (.55)       (.30)
Net realized gains on investment
   transactions ..............................         --          --        (2.27)     (2.75)      (.32)       (.90)
In excess of net realized gains on
   investment ................................         --          --           --         --         --        (.15)
                                                  -------     -------      -------    -------    -------     -------
transactions
Total distributions ..........................       (.30)       (.15)       (3.02)     (3.26)      (.87)      (1.35)
                                                  ------      -------      ------     ------     ------      -------
Dilution resulting from rights offering ......         --          --           --         --         --       (1.77)
                                                  -------     -------      -------    -------    -------     -------
Net asset value, end of period ...............    $ 24.01     $ 17.03      $ 14.92    $ 26.42    $ 25.75     $ 20.73
                                                  =======     =======      =======    =======    =======     =======
Market value, end of period ..................    $ 17.13     $ 14.75      $ 10.88    $ 21.00    $ 22.25     $ 21.13
                                                  =======     =======      =======    =======    =======     =======
Total Return (%)
Per share market value (%) ...................      17.99       37.22**     (31.61)     10.16       9.29      (26.37)
Per share net asset value (%) (b) ............      43.28       15.48**     (25.42)     19.75      28.89(c)   (23.31)(c)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .......        395         280          243        429        418         336
Ratio of expenses before expense
   reductions (%) ............................       1.49        1.67*        1.56       1.46       1.62        1.67
Ratio of expenses after expense
   reductions  (%) ...........................       1.49        1.67*        1.56       1.46       1.60        1.62
Ratio of net investment income (loss) (%) ....       2.42        3.47*        3.57       1.91       2.22        1.54
Portfolio turnover rate (%) ..................         14           4*          17          6          9          10

(a)  Based on monthly average shares outstanding during the period.
(b)  Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c)  Total returns would have been lower had certain expenses not been reduced.
(d)  On May 26,1999, the Board of Directors of the Fund changed the fiscal year end from December 31 to June 30.
*    Annualized
**   Not annualized



------------------------------------------------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   -------------------------------

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. On May 26, 1999, the Board of Directors of the Fund changed the fiscal year end from December 31 to June 30.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until June 17, 2000. Effective June 18, 2000 the CPMF tax is 0.30%.

[LOGO] The Brazil Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes. Insurance proceeds represent a refund of litigation expenses that were incurred in prior years.

B. Purchases and Sales of Securities
   ---------------------------------

During the year ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $43,907,966 and $47,952,536, respectively.

C. Related Parties
   ---------------

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, 1.00% per annum of the value of the Fund's average weekly net assets on the next $200 million, and 0.90% per annum of the value of the Fund's average weekly net assets in excess of $500 million. For the year ended June 30, 2000, the fee pursuant to the Agreement amounted to $3,639,215, which was equivalent to an annualized effective rate of 1.14%.

The Fund and the Manager have an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the year ended June 30, 2000, the Administrator fee amounted to $50,000, of which $2,767 is unpaid at June 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 2000, the amount charged to the Fund by SFAC aggregated $180,215, of which $30,235 is unpaid at June 30, 2000.

[LOGO] The Brazil Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended June 30, 2000, the amount charged to the Fund by SSC aggregated $15,000, of which $2,500 is unpaid at June 30, 2000.

The Fund pays each Director not affiliated with the Manager an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the year ended June 30, 2000, Directors' fees and expenses amounted to $76,118.

D. Foreign Investment and Exchange Controls in Brazil
   --------------------------------------------------

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank, for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

[LOGO] The Brazil Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 18, 2000

[LOGO] The Brazil Fund, Inc.

Tax Information
--------------------------------------------------------------------------------

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $8,271,400 as capital gain dividends for its year ended June 30, 2000, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $1,336,352 and earned $8,815,131 of foreign source income during the year ended June 30, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.09 per share as foreign taxes paid and $0.54 per share as income earned from foreign sources for the year ended June 30, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

[LOGO] The Brazil Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date, subject to the amendment described below under "Amendment of the Plan." In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

   Effective October 1, 2000, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent,

[LOGO] The Brazil Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a

[LOGO] The Brazil Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

[LOGO] The Brazil Fund, Inc.

Stockholder Meeting Results (Unaudited)
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders (the "Meeting") of The Brazil Fund, Inc. (the "Fund") was held on July 6, 2000, at the office of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).

1. To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                             Number of Votes:
                                             ----------------
           Director                     For                      Withheld              Broker Non-Votes*
           --------                     ---                      --------              ----------------
      Kenneth C. Froewiss             10,432,039                  112,315                       0
      Robert J. Callander             10,429,911                  114,443                       0

2. To ratify or reject action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2001.

                                                   Number of Votes:
                                                   ----------------
                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               ----------------
              10,492,747                    28,264                     23,342                       0





--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

[LOGO] The Brazil Fund, Inc.

Investment Manager and Administrator
--------------------------------------------------------------------------------

   The investment manager of The Brazil Fund, Inc. is Scudder Kemper Investments Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc. which are traded on the New York Stock Exchange.

Directors and Officers
--------------------------------------------------------------------------------

JURIS PADEGS*
     Chairman of the Board and Director

NICHOLAS BRATT*
     President

ROBERT J. CALLANDER
     Director

ROBERTO TEIXEIRA DA COSTA
     Director and Resident Brazilian Director

EDGAR R. FIEDLER
     Director

KENNETH C. FROEWISS
     Director

WILLIAM H. LUERS
     Director

RONALDO A. DA FROTA NOGUEIRA
     Director and Resident Brazilian Director

HAROLD M. WILLIAMS
     Director

BRUCE H. GOLDFARB*
     Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
     Vice President

TARA C. KENNEY*
     Vice President

ANN M. McCREARY*
     Vice President

PAUL H. ROGERS*
     Vice President

KATHRYN L. QUIRK*
     Vice President and Assistant Secretary

JOHN MILLETTE*
     Vice President and Secretary

JOHN R. HEBBLE*
     Treasurer

BRENDA LYONS*
     Assistant Treasurer

CAROLINE PEARSON*
     Assistant Secretary


* Scudder Kemper Investments, Inc.